Semiannual Report


                     NEW JERSEY
                     TAX-FREE
                     BOND FUND
                    ---------------
                    AUGUST 31, 1999
                    ---------------

                            [GRAPHIC APPEARS HERE]

T. ROWE PRICE

   REPORT HIGHLIGHTS
   -----------------------------------------------------------------------------
   New Jersey Tax-Free Bond Fund


 . Strong economic growth and rising interest rates hurt returns for municipal bond investors.

 . The fund posted negative results due to rising rates, but modest expenses and solid income helped it outperform its peer group average.

 . We have sought to boost results by rotating assets among attractive sectors of our market.

 . We are attracted to the income and price appreciation potential of longer-term bonds, but we are mindful of the possibility of further rate increases.





UPDATES AVAILABLE

For updates on each fund following the end of every calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Above-average economic growth during the six months ended August 31 was good for U.S. consumers but not so good for bond investors. Interest rates rose throughout the period as investors worried about a buildup in inflationary pressures and the possibility--which became an actuality--of monetary tightening by the Federal Reserve. Resulting declines in taxable and municipal bond prices weighed upon longer-term bond funds for the period and contributed to a loss for your fund.


MARKET ENVIRONMENT


The U.S. economy continued its robust growth, driven by exuberant consumer spending. Although broad inflation measures did not rise appreciably, tight labor markets, low unemployment, and a rebound in energy prices raised fears that inflationary pressures were building. The fixed income markets reacted nervously to these developments as well as to the increasing likelihood of action by the Federal Reserve. Indeed, as summer approached, Fed Chairman Alan Greenspan served clear warning that the central bank would act to preempt a rise in inflation. Actions soon followed words as the Fed raised key short-term interest rates on June 30 and again on August 24, pushing the federal funds target rate up a total of 50 basis points (one-half of a percentage point) to 5.25%. With these moves the Fed effectively rescinded two of its three rate reductions of the previous fall, when it had moved swiftly to ease a global financial crisis. Indeed, the beginnings of recovery in many of the Asian and Latin American nations most affected by that crisis helped push the U.S. dollar lower and interest rates higher.

Interest rates rose across all maturities, with the bellwether 30-year Treasury bond rising from around 5% at the beginning


                           [LINE GRAPH APPEARS HERE]

                              [PLOT POINTS TO COME]

-------------------------------------------
MARKET CHANGES SPELL HIGHER TAX-FREE YIELDS
--------------------------------------------------------------------------------

Structural changes are taking place in the fixed income markets resulting in higher tax-free yields for investors.

The chart below tracks the yield on 30-year, AAA general obligation municipal bonds as a percentage of long-term Treasury bond yields since 1981. Historically, the yield on these municipal bonds has averaged about 85% of the Treasury yield. This discount reflected both the tax benefit of municipals and uncertainty about future tax laws. Investors in the 31% federal tax bracket, for example, keep only 69% of their income from taxable bonds. Therefore, they would logically be attracted to high-quality municipal bonds offering 85% or more of the prevailing Treasury yield.

The sharp spike in municipal yields in 1986 reflects the tax reform debate, which posed a threat to municipal bonds' federal tax exemption. Accordingly, municipal bond yields reached parity with Treasury yields. However, when the Tax Reform Act of 1986 left the tax benefit intact, municipal bond prices rose sharply until yields had fallen to more normal levels.

Recently, different forces have been at work that go beyond the impact of 1998's global financial crisis. At that time, shaky world markets prompted foreign investors (who have no need for U.S. tax-exempt bonds) to buy Treasuries, and Treasury yields plunged to near parity with municipals.

Since then, Treasury yields have returned to pre-crisis levels, but municipal yields are again unusually high at about 94% of Treasury yields. According to Mary Miller, director of the T. Rowe Price municipal bond department, the current relationship is "illogical from a tax standpoint" but unlikely to change soon.

For one thing, the supply of Treasury debt is shrinking due to the federal budget surplus, while outstanding municipal supply continues to grow. In addition, the supply of taxable bonds outside of Treasuries--including corporate, asset-backed and mortgage-backed bonds--has also risen, and this has created more competition in the market. As a result, even as tax-exempt yields have risen in relation to Treasury yields over the past two years, they have fallen in relation to the yields on other high-quality taxable bonds.

Over time, income makes up the vast majority of a bond investor's total return. Therefore, these developments have given investors the opportunity to earn higher-than-expected tax-free income with little or no sacrifice of credit quality.


                           [LINE GRAPH APPEARS HERE]

                              [PLOT POINTS TO COME]
of the year to over 6% for the first time since mid-1998. Short-term yields rose a bit more than intermediates and long-term bonds over the period. This created a flatter yield curve--a typical occurrence when the Fed is actively raising short-term rates. New Jersey municipal bond yields also rose steadily throughout the period, as shown in the chart. Municipals were helped by strong seasonal demand in July from the proceeds of maturing bonds and distributed income. For much of the period under review, New Jersey bond returns compared favorably with their taxable counterparts, despite overall price declines.

In August, however, this trend changed. A heavy supply of corporate bonds came to market, pushing up yields on these taxable bonds and attracting "crossover" institutional buyers--those who buy either corporate or municipal bonds depending on their after-tax yields. The drop in demand for municipals from these institutional investors, some of whom also sold municipals from their portfolios, came at a time when dealers were reluctant to add to their bond inventories. The combination created a weak market tone. After outperforming taxable bonds through July, New Jersey municipals lost ground in August, and their performance fell in line with the taxable side for the entire six-month period.

THE OVERALL FINANCIAL CONDITION OF NEW JERSEY REMAINED ROBUST.
--------------------------------------------------------------

The overall financial condition of New Jersey remained robust. The state reported in its 2000 budget that 1997/1998 was the best two-year period for economic growth since 1987/1988 based on employment growth, personal income growth, and real gross state product. Budget balances for the past fiscal year were approximately $1 billion higher than originally projected, reflecting stronger-than-expected revenue growth and below-budget expenditures. The state's financial success is helping to keep its property tax rebate program--designed to offset the school property taxes homeowners pay--on track. This is the first year of a five-year plan that will provide $200 million of school property tax relief annually, ultimately totaling $1 billion. When fully implemented, households are expected to receive checks of approximately $600 each year.

STRATEGY AND PERFORMANCE REVIEW

For the six months, your fund's total return was -2.92%. A $0.60 price decline during the period accounted for that showing and helped pull 12-month returns modestly into the red at -0.83%. Dividends per share slipped by one penny for the six months, and two cents for the 12 months, reflecting the generally low interest rates prior to this past summer. Despite a difficult environment, the fund performed better than its Lipper benchmark for both periods, aided by a focus on better-yielding bonds and an expense ratio well below its average peer fund.


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 8/31/99                                   6 Months   12 Months
--------------------------------------------------------------------------------
New Jersey Tax-Free Bond Fund                            -2.92%      -0.83%
--------------------------------------------------------------------------------
Lipper New Jersey Municipal
Debt Funds Average                                       -3.05       -1.13
--------------------------------------------------------------------------------


The fund began the six-month period with duration at a relatively long 7.7 years. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of seven years will have a 7% appreciation or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) That posture made the portfolio comparatively sensitive to interest rates, and as a result, the rising rate environment produced significant price losses for your fund. Although we took steps to curb the interest rate sensitivity of the portfolio during the period, we were challenged by the callable nature of municipal bonds. Many munis have call provisions: when interest rates decline, states may look to save money by calling back older, higher-yielding bonds and replacing them with new bonds carrying lower yields. When rates are low, therefore, bonds start behaving like intermediate-term securities because they are trading to their call dates, which may be much earlier than their actual maturity dates. As rates rise, however, calls become less likely and the bonds behave like longer-term issues, extending fund duration.

We think the market adjusted sufficiently to the current environment and that rates adequately reflect the risk of continued inflation concerns. Therefore, we allowed duration to climb slightly to 8.0 years by the period's end. This level improves the fund's income and perhaps its capital appreciation potential if the current atmosphere of rising rates eases. We added bonds with 15- to 20-year maturities, whose relatively generous income should help us maintain or even increase the fund's dividend without increasing holdings of lower-quality bonds.

WE MAINTAINED A LONG-TERM POLICY OF BROAD DIVERSIFICATION WITHIN THE NEW JERSEY MARKET...
--------------------------------------------------------------------------------

We maintained a long-term policy of broad diversification within the New Jersey market with holdings spread across numerous sectors. Over the past 18 months, we have steadily reduced exposure to the hospital revenue sector from 21% of assets to 13% on August 31. Our analysis of this sector suggests that many issues carrying more-marginal credit quality have been struggling and will continue to wrestle with overcapacity and heightened competition. We rotated into other sectors when prices became attractive during periods of unusually heavy supply. In the previous six-month period, we increased holdings of education bonds, but as the current six months wore on, we became more interested in ground transportation revenue bonds when their supply increased and shifted assets there. Over time, taking advantage of minor market inefficiencies in this way benefits our relative performance. Changes were generally modest among other sectors, as supply was light most of the period.

Our recent shifts among sectors had the effect of improving the fund's overall credit quality: the weighted average quality of the portfolio rose to AA- from A+ over the past six months. We believe this quality level provides an attractive balance between high income and solid price performance.

OUTLOOK

Interest rates could move higher in coming months because of persistent strength in the domestic economy and economic recovery overseas. The Fed is keeping a close eye on inflationary pressure, particularly in the labor markets, and could tighten another 25 basis points if it intends to move the federal funds rate back to its level of a year ago.

However, the Fed also wants to maintain a liquid and orderly market going into the end of the year, which could serve to moderate future rate increases. At the same time, the increase in rates so far this year could be enough to slow certain sectors of the economy. These crosscurrents do not argue for an aggressive interest rate posture. At present, we are focusing on the higher yields available in the marketplace and on the current appeal of tax-free municipal bonds relative to taxable securities.

Fortunately, investors should be able to rely on the high quality of New Jersey's market. Although the state's economy may experience slower growth in 1999 and beyond, in keeping with national trends, New Jersey continues to have a highly diversified economy and is one of the wealthiest states in the nation based on per capita income. These factors are unlikely to change significantly in the coming year.


Respectfully submitted,


/S/ WILLIAM F. SNIDER

William F. Snider
Chairman of the Investment Advisory Committee

September  20, 1999

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

  KEY STATISTICS

                                                         2/28/99      8/31/99
--------------------------------------------------------------------------------

  Price Per Share                                       $  11.62     $  11.02
--------------------------------------------------------------------------------

  Dividends Per Share
--------------------------------------------------------------------------------
      For 6 months                                          0.27         0.27
      --------------------------------------------------------------------------
      For 12 months                                         0.55         0.54
      --------------------------------------------------------------------------

  Dividend Yield *
--------------------------------------------------------------------------------
      For 6 months                                          4.71%        4.83%
      --------------------------------------------------------------------------
      For 12 months                                         4.81         4.95
      --------------------------------------------------------------------------

  30-Day Standardized Yield                                 4.00         4.63
--------------------------------------------------------------------------------

  Weighted Average Maturity (years)                         17.6         17.2
--------------------------------------------------------------------------------

  Weighted Average Effective Duration (years)                7.7          8.0
--------------------------------------------------------------------------------

  Weighted Average Quality **                                 A+          AA-
--------------------------------------------------------------------------------


* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.

** Based on T. Rowe Price research.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                       Percent of     Percent of
                                                       Net Assets     Net Assets
                                                         2/28/99        8/31/99
--------------------------------------------------------------------------------

  Hospital Revenue                                          14%            13%
--------------------------------------------------------------------------------
  General Obligation--Local                                 11             13
--------------------------------------------------------------------------------
  Educational Revenue                                       18              9
--------------------------------------------------------------------------------
  Prerefunded Bonds                                          8              8
--------------------------------------------------------------------------------
  Dedicated Tax Revenue                                      9              8
--------------------------------------------------------------------------------
  Water and Sewer Revenue                                    7              7
--------------------------------------------------------------------------------
  Housing Finance Revenue                                    4              6
--------------------------------------------------------------------------------
  Ground Transportation Revenue                              1              6
--------------------------------------------------------------------------------
  Lease Revenue                                              3              5
--------------------------------------------------------------------------------
  Air and Sea Transportation Revenue                         6              5
--------------------------------------------------------------------------------
  General Obligation--State                                  4              5
--------------------------------------------------------------------------------
  Industrial and Pollution Control Revenue                   4              4
--------------------------------------------------------------------------------
  Electric Revenue                                           5              4
--------------------------------------------------------------------------------
  Escrowed to Maturity                                       3              3
--------------------------------------------------------------------------------
  Life Care/Nursing Home Revenue                             3              3
--------------------------------------------------------------------------------
  Nuclear Revenue                                            3              3
--------------------------------------------------------------------------------
  Other Assets Less Liabilities                             -3             -2
--------------------------------------------------------------------------------
  Total                                                    100%           100%

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------



----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from the fund returns as well as mutual fund averages and indexes.


                           [LINE GRAPH APPEARS HERE]

                              [PLOT POINTS TO COME]



-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                                Since Inception
  Periods Ended 8/31/99           1 Year  3 Years  5 Years  Inception      Date
--------------------------------------------------------------------------------
  New Jersey Tax-Free Bond Fund   -0.83%    5.45%    5.91%      6.85%   4/30/91
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS                                                    For a share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------

                               6 Months            Year
                                  Ended           Ended
                                8/31/99         2/28/99         2/28/98         2/28/97         2/29/96        2/28/95


NET ASSET VALUE
Beginning of period         $     11.62     $     11.51     $     11.08     $     11.16     $     10.63    $     11.19
                            --------------------------------------------------------------------------------------------
Investment activities
 Net investment income             0.27            0.55*           0.57*           0.57*           0.58*          0.57*
 Net realized and
 unrealized gain (loss)           (0.60)           0.11            0.43           (0.08)           0.53          (0.55)
                            --------------------------------------------------------------------------------------------
 Total from
 investment activities            (0.33)           0.66            1.00            0.49            1.11           0.02
                            --------------------------------------------------------------------------------------------
Distributions
 Net investment income            (0.27)          (0.55)          (0.57)          (0.57)          (0.58)         (0.57)
 Net realized gain                   --              --              --              --              --          (0.01)
                            --------------------------------------------------------------------------------------------
 Total distributions              (0.27)          (0.55)          (0.57)          (0.57)          (0.58)         (0.58)
                            --------------------------------------------------------------------------------------------
NET ASSET VALUE
End of period               $     11.02     $     11.62     $     11.51     $     11.08     $     11.16    $     10.63
                            ============================================================================================

Ratios/Supplemental Data
Total return**                    (2.92)%          5.81%*          9.24%*          4.57%*         10.67%*         0.37%*
------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                 0.65%+          0.65%*          0.65%*          0.65%*          0.65%*         0.65%*
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                         4.64%+          4.72%*          5.05%*          5.18%*          5.28%*         5.41%*
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate            52.7%+          25.5%           34.3%           78.9%           98.4%         139.1%
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $   118,613     $   121,637     $    99,765     $    80,289     $     70,304   $    58,074
------------------------------------------------------------------------------------------------------------------------


** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.
+  Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1999

-----------------------
STATEMENT OF NET ASSETS                                                   Par         Value
---------------------------------------------------------------------------------------------
                                                                           In thousands
      NEW JERSEY  95.4%
      Cape May County Industrial Pollution Control Fin. Auth.
          Atlantic City Electric
             6.80%, 3/1/21 (MBIA Insured)                          $    1,520  $      1,763
      ---------------------------------------------------------------------------------------
      Cherry Hill Township, GO, 5.25%, 7/15/15 (FSA Insured)            1,375         1,362
      ---------------------------------------------------------------------------------------
      Edison Township, GO, 6.50%, 6/1/08                                  350           390
      ---------------------------------------------------------------------------------------
      Freehold Township, GO, Water and Sewer
             6.35%, 10/1/11 (MBIA Insured)                                250           278
      ---------------------------------------------------------------------------------------
      Hudson County Improvement Auth. Fac.
          Hudson County Lease Project
             4.75%, 10/1/19 (FGIC Insured)                              1,240         1,115
             --------------------------------------------------------------------------------
             5.375%, 10/1/24 (FGIC Insured)                               385           376
             --------------------------------------------------------------------------------
          Union City Lease Project
             5.20%, 7/15/24 (FGIC Insured)                              3,000         2,855
      ---------------------------------------------------------------------------------------
      Jersey City, GO
          School Bonds
             6.25%, 10/1/10                                               445           488
             --------------------------------------------------------------------------------
             6.50%, 2/15/04                                               500           532
      ---------------------------------------------------------------------------------------
      Mercer County Public Improvement Auth., GO, Solid Waste
             5.75%, 9/15/16                                             2,000         2,040
      ---------------------------------------------------------------------------------------
      Middlesex County Pollution Control Fin. Auth.
          Amerada Hess, 6.875%, 12/1/22                                 1,500         1,597
      ---------------------------------------------------------------------------------------
      Middlesex County Utilities Auth., Sewer
             6.25%, 8/15/10 (MBIA Insured)                              1,500         1,629
      ---------------------------------------------------------------------------------------
      Monmouth County Improvement Auth., GO
          Capital Equipment
             5.00%, 10/1/08                                             1,255         1,269
             --------------------------------------------------------------------------------
             5.00%, 10/1/09                                             1,020         1,024
      ---------------------------------------------------------------------------------------
      New Jersey, GO
             5.00%, 3/1/12                                              1,000           985
             --------------------------------------------------------------------------------
             5.25%, 8/1/12                                              2,500         2,512
             --------------------------------------------------------------------------------
             7.05%, 7/15/12 *                                           1,335         1,517
      ---------------------------------------------------------------------------------------
      New Jersey Economic Dev. Auth.
          American Water
             6.00%, 5/1/36 (FGIC Insured) *                             1,000         1,024
             --------------------------------------------------------------------------------
             6.875%, 11/1/34 (FGIC Insured) *                           1,000         1,091
             --------------------------------------------------------------------------------

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                                   Par        Value
--------------------------------------------------------------------------------------
                                                                     In thousands
      New Jersey Economic Dev. Auth.
          Dow Chemical-El Dorado
             VRDN (Currently 2.60%)                         $      500  $        500
             --------------------------------------------------------------------------
          Educational Testing, 4.75%, 5/15/25                    1,450         1,267
          -----------------------------------------------------------------------------
          Franciscan Oaks, 5.75%, 10/1/23                          375           356
          -----------------------------------------------------------------------------
          Harrogate
             5.50%, 12/1/06                                        400           400
             --------------------------------------------------------------------------
             5.65%, 12/1/08                                        200           198
             --------------------------------------------------------------------------
             5.75%, 12/1/16                                        500           472
             --------------------------------------------------------------------------
             5.875%, 12/1/26                                       650           612
             --------------------------------------------------------------------------
          Kapkowski Road Landfill, Zero Coupon, 4/1/10           1,025           521
          -----------------------------------------------------------------------------
          Keswick Pines, 5.75%, 1/1/24                             500           468
          -----------------------------------------------------------------------------
          Lawrenceville School, 5.75%, 7/1/16                    2,000         2,030
          -----------------------------------------------------------------------------
             Saint Barnabas
             Zero Coupon, 7/1/15 (MBIA Insured)                  2,310           959
             --------------------------------------------------------------------------
             Zero Coupon, 7/1/16 (MBIA Insured)                  3,500         1,363
             --------------------------------------------------------------------------
             Zero Coupon, 7/1/17 (MBIA Insured)                  1,500           550
             --------------------------------------------------------------------------
          The Evergreens, 6.00%, 10/1/22                           965           958
          -----------------------------------------------------------------------------
          Transportation Project
             6.00%, 5/1/16 (FSA Insured)                         1,000         1,042
             --------------------------------------------------------------------------
          Trenton Office Complex
             5.25%, 6/15/12 (FSA Insured)                        1,000         1,003
      ---------------------------------------------------------------------------------
      New Jersey EFA
          Monmouth Univ.
             5.25%, 7/1/09                                         480           468
             --------------------------------------------------------------------------
             5.60%, 7/1/11                                         425           428
             --------------------------------------------------------------------------
             5.60%, 7/1/12                                         450           450
             --------------------------------------------------------------------------
          Princeton Univ., 5.875%, 7/1/14                        1,050         1,115
          -----------------------------------------------------------------------------
          Rowan College, 6.00%, 7/1/21 (AMBAC Insured)           1,000         1,024
          -----------------------------------------------------------------------------
          Saint Peter's College
             5.375%, 7/1/12                                        250           241
             --------------------------------------------------------------------------
             5.50%, 7/1/27                                         500           465
             --------------------------------------------------------------------------
          Seton Hall Univ.
             5.25%, 7/1/14 (AMBAC Insured)                       1,500         1,495
             --------------------------------------------------------------------------
             6.875%, 7/1/10                                        375           400
             --------------------------------------------------------------------------
             7.00%, 7/1/21                                         130           137
             --------------------------------------------------------------------------
             7.00% 7/1/21 (Prerefunded 7/1/01+)                     70            74
             --------------------------------------------------------------------------

12

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
---------------------------------------------------------------------------------------------------------------

                                                                                            Par         Value
---------------------------------------------------------------------------------------------------------------
                                                                                               In thousands
      New Jersey EFA
          Stevens Institute Technology, 5.375%, 7/1/11                                $      585  $         582
          -----------------------------------------------------------------------------------------------------
      New Jersey HFFA
          Atlantic City Medical Center, 6.80%, 7/1/11                                      2,000          2,129
          -----------------------------------------------------------------------------------------------------
          Atlantic Health System
             5.00%, 7/1/27 (AMBAC Insured)                                                  1,000           915
             --------------------------------------------------------------------------------------------------
          Bayonne Hosp., 4.75%, 7/1/27 (FSA Insured)                                        1,500         1,298
          -----------------------------------------------------------------------------------------------------
          Hackensack Univ. Medical Center
             5.375%, 1/1/13 (MBIA Insured)                                                  1,500         1,499
             --------------------------------------------------------------------------------------------------
          Irvington General Hosp.
             5.875%, 8/1/06 (FHA Guaranteed)
             (Prerefunded 8/1/04+)                                                          1,020         1,099
             --------------------------------------------------------------------------------------------------
             6.375%, 8/1/15 (FHA Guaranteed)
             (Prerefunded 8/1/04+)                                                            500           549
             --------------------------------------------------------------------------------------------------
          Kennedy Health
             5.00%, 7/1/10 (MBIA Insured)                                                     500           496
             --------------------------------------------------------------------------------------------------
             5.00%, 7/1/11 (MBIA Insured)                                                     270           265
             --------------------------------------------------------------------------------------------------
             5.25%, 7/1/15 (MBIA Insured)                                                     500           487
             --------------------------------------------------------------------------------------------------
          Meredian Health Systems
             5.25%, 7/1/29 (FSA Insured)                                                    1,000           948
             --------------------------------------------------------------------------------------------------
          St. Barnabas Health
             4.75%, 7/1/28 (MBIA Insured)                                                   2,000         1,720
             --------------------------------------------------------------------------------------------------
          St. Elizabeth Hosp.
             6.00%, 7/1/14                                                                  1,500         1,458
             --------------------------------------------------------------------------------------------------
             6.00%, 7/1/20                                                                    570           549
             --------------------------------------------------------------------------------------------------
          St. Joseph Hosp. and Medical Center
             5.75%, 7/1/16                                                                  1,000         1,010
      ---------------------------------------------------------------------------------------------------------
      New Jersey Higher Ed. Assistance Auth., Student Loan
             5.80%, 6/1/16 (MBIA Insured) *                                                 1,185         1,207
      ---------------------------------------------------------------------------------------------------------
      New Jersey Housing and Mortgage Fin. Agency
             6.35%, 10/1/27 (MBIA Insured) *                                                2,000         2,078
             --------------------------------------------------------------------------------------------------
             7.10%, 11/1/11                                                                   300           314
             --------------------------------------------------------------------------------------------------
             7.10%, 11/1/12                                                                   175           183
             --------------------------------------------------------------------------------------------------
          Home Buyer
             5.25%, 4/1/26 (MBIA Insured)                                                   2,000         1,896
             --------------------------------------------------------------------------------------------------
             5.70%, 10/1/17 (MBIA Insured)                                                  1,500         1,503
             --------------------------------------------------------------------------------------------------
             5.90%, 10/1/29 (MBIA Insured) *                                                1,500         1,502
      ---------------------------------------------------------------------------------------------------------
      New Jersey Sports and Exposition Auth., Monmouth Park
             8.00%, 1/1/25 (Prerefunded 1/1/05 +)                                             650           761
      ---------------------------------------------------------------------------------------------------------


T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
------------------------------------------------------------------------------------------------


                                                                        Par             Value
------------------------------------------------------------------------------------------------
                                                                           in thousands
      New Jersey Transportation Trust Fund Auth.
          Transportation Systems
             4.50%, 6/15/19                                 $         1,000      $        859
             -----------------------------------------------------------------------------------
             5.25%, 6/15/15                                           3,000             2,943
             -----------------------------------------------------------------------------------
             5.75%, 6/15/15                                           1,500             1,562
      ------------------------------------------------------------------------------------------
      New Jersey Turnpike Auth.
             VRDN (Currently 2.60%) (FGIC Insured)                    3,400             3,400
             -----------------------------------------------------------------------------------
             10.375%, 1/1/03 (Escrowed to Maturity)                   3,490             3,874
      ------------------------------------------------------------------------------------------
      New Jersey Wastewater Treatment Trust
             6.30%, 4/1/10 (Prerefunded 4/1/04+)                      1,180             1,287
             -----------------------------------------------------------------------------------
             6.375%, 4/1/11 (Prerefunded 4/1/04+)                       750               821
      ------------------------------------------------------------------------------------------
      Newark, GO
          School Qualified Bond Act
             5.30%, 9/1/11 (MBIA Insured)                             1,545             1,558
             -----------------------------------------------------------------------------------
             5.30%, 9/1/17 (MBIA Insured)                             1,000               978
      ------------------------------------------------------------------------------------------
      Ocean County, GO, 5.125%, 10/1/12                               1,250             1,246
      ------------------------------------------------------------------------------------------
      Ocean County Utilities Auth., GO, Wastewater, 6.30%, 1/1/11     1,300             1,414
      ------------------------------------------------------------------------------------------
      Port Auth. of New York and New Jersey
             6.125%, 6/1/94*                                          1,000             1,068
             -----------------------------------------------------------------------------------
             6.125%, 7/15/22 *                                        1,000             1,032
             -----------------------------------------------------------------------------------
             6.50%, 10/1/01 *                                           400               411
             -----------------------------------------------------------------------------------
             6.50%, 7/15/19 (FGIC Insured) *                            500               533
             -----------------------------------------------------------------------------------
             6.50%, 11/1/26 *                                         1,000             1,041
          --------------------------------------------------------------------------------------
          Special Project, 6.75%, 10/1/11 *                           1,000             1,078
          --------------------------------------------------------------------------------------
          Versatile Structures, VRDN (Currently 2.60%)                2,500             2,500
      ------------------------------------------------------------------------------------------
      Salem County Pollution Control Fin. Auth., PCR
          E. I. Du Pont, 6.50%, 11/15/21 *                            2,000             2,099
          --------------------------------------------------------------------------------------
          Public Service Electric and Gas Co.
             6.25%, 6/1/31 (MBIA Insured)                             1,500             1,570
      ------------------------------------------------------------------------------------------
      South Brunswick Township, GO
          Board of Ed.
             6.40%, 8/1/09 (FGIC Insured)
             (Prerefunded 8/1/05+)                                    1,250             1,369
             -----------------------------------------------------------------------------------
             6.40%, 8/1/10 (FGIC Insured)
             (Prerefunded 8/1/05+)                                    1,500             1,642
      ------------------------------------------------------------------------------------------
      South Jersey Transportation Auth.
             5.00%, 11/1/29 (AMBAC Insured)                           3,500             3,201
             -----------------------------------------------------------------------------------

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------

South Jersey Transportation Auth.
    Raytheon Aircraft Service, 6.15%, 1/1/22*         $      960  $        965
------------------------------------------------------------------------------
Southeast Morris County Municipal Utilities Auth., Water
       6.50%, 1/1/11 (FGIC Insured)                          750           784
------------------------------------------------------------------------------
Univ. of Medicine and Dentistry of New Jersey
       5.00%, 9/1/22 (MBIA Insured)                          500           464
------------------------------------------------------------------------------
Wanaque Borough Sewage Auth., GO, 5.25%, 12/1/21           1,000           958
------------------------------------------------------------------------------
Wanaque Valley Regional Sewage Auth.
       5.75%, 9/1/18 (AMBAC Insured)                       3,115         3,221
------------------------------------------------------------------------------
Winslow Township Board of Ed., GO, 5.20%, 8/1/16           2,010         1,962
------------------------------------------------------------------------------
Total New Jersey (Cost  $112,310)                                      113,131
                                                                 -------------


-----------------------------------------------------
PUERTO RICO  6.2%
-----------------------------------------------------

Puerto Rico, GO, 6.45%, 7/1/17 (Prerefunded 7/1/04+)         500           552
------------------------------------------------------------------------------
Puerto Rico Commonwealth Infrastructure Fin. Auth.
       7.50%, 7/1/09                                         105           106
------------------------------------------------------------------------------
Puerto Rico Highway and Transportation Auth.
       5.00%, 7/1/36                                         500           443
       -----------------------------------------------------------------------
       6.375%, 7/1/08 (FSA Insured)                        1,000         1,065
       -----------------------------------------------------------------------
       6.625%, 7/1/12                                      1,000         1,064
       -----------------------------------------------------------------------
       6.625%, 7/1/12 (FSA Insured)                          500           532
------------------------------------------------------------------------------
Puerto Rico Electric Power Auth., 5.50%, 7/1/25            2,750         2,658
------------------------------------------------------------------------------
Puerto Rico Public Building Auth., GO, Gov't. Fac.
       5.00%, 7/1/27 (AMBAC Insured)                       1,000           916
------------------------------------------------------------------------------
Total Puerto Rico (Cost  $7,023)                                         7,336
                                                                 -------------
15

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                                               Value
--------------------------------------------------------------------------------------
                                                                        In thousands
Total Investments in Securities
101.6% of Net Assets (Cost $119,333)                                    $    120,467

Other Assets Less Liabilities                                                 (1,854)
                                                                        --------------

NET ASSETS                                                              $    118,613
                                                                        ==============
Net Assets Consist of:
Accumulated net investment income - net of distributions                $          4
Accumulated net realized gain/loss - net of distributions                     (1,469)
Net unrealized gain (loss)                                                     1,134
Paid-in-capital applicable to 10,765,259 no par value shares of
beneficial interest outstanding; unlimited number of shares authorized       118,944
                                                                        --------------

NET ASSETS                                                              $    118,613
                                                                        ==============

NET ASSET VALUE PER SHARE                                               $      11.02
                                                                        ==============


    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  EFA  Educational Facility Authority
 FGIC  Financial Guaranty Insurance Company
  FHA  Federal Housing Authority
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
 HFFA  Health Facility Financing Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
Unaudited

------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                          Ended
                                                                        8/31/99

---------------------------------------------------------
  Investment Income
---------------------------------------------------------

  Income
   Interest income                                                $      3,237
                                                                  ------------
  Expenses
   Investment management                                                   267
   Custody and accounting                                                   54
   Shareholder servicing                                                    54
   Prospectus and shareholder reports                                       11
   Legal and audit                                                           6
   Trustees                                                                  3
   Miscellaneous                                                             2
                                                                  ------------
   Total expenses                                                          397
   Expenses paid indirectly                                                 (1)
                                                                  ------------
   Net expenses                                                            396
                                                                  ------------
  Net investment income                                                  2,841
---------------------------------------------------------         ------------
  Realized and Unrealized Gain (Loss)
---------------------------------------------------------

  Net realized gain (loss)
   Securities                                                             (562)
   Futures                                                                  26
                                                                  ------------
   Net realized gain (loss)                                               (536)
  Change in net unrealized gain or loss on securities                   (5,888)
                                                                  ------------
  Net realized and unrealized gain (loss)                               (6,424)
                                                                  ------------

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     (3,583)
                                                                  ------------

  The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                       6 Months           Year
                                                          Ended          Ended
                                                        8/31/99        2/28/99
  Increase (Decrease) in Net Assets
  Operations
   Net investment income                             $    2,841    $     5,213
   Net realized gain (loss)                                (536)           379
   Change in net unrealized gain or loss                 (5,888)           604
                                                     ---------------------------
   Increase (decrease) in net assets from operations     (3,583)         6,196
                                                     ---------------------------

  Distributions to shareholders
   Net investment income                                 (2,841)        (5,213)
                                                     ---------------------------

  Capital share transactions*
   Shares sold                                           13,369         38,168
   Distributions reinvested                               2,301          4,136
   Shares redeemed                                      (12,270)       (21,415)
                                                     ---------------------------
   Increase (decrease) in net assets from capital
   share transactions                                     3,400         20,889
                                                     ---------------------------

  Net Assets
  Increase (decrease) during period                      (3,024)        21,872
  Beginning of period                                   121,637         99,765
                                                     ---------------------------

  End of period                                      $  118,613    $   121,637
                                                     ===========================

*Share information
   Shares sold                                            1,172          3,296
   Distributions reinvested                                 203            357
   Shares redeemed                                       (1,080)        (1,850)
                                                     ---------------------------
   Increase (decrease) in shares outstanding                295          1,803

  The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1999

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges.

--------------------------------------------------------------------------------
NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $31,434,000 and $33,235,000, respectively, for the six months ended August 31, 1999.

--------------------------------------------------------------------------------
NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 1999, the fund had capital loss carryforwards for federal income tax purposes of $589,000, of which $169,000 expires in 2003, and $420,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1999, the cost for federal income tax purposes was substantially the same as for financial reporting and totaled $119,333,000. Net unrealized gain aggregated $1,134,000 at period-end, of which $2,875,000 related to appreciated investments and $1,741,000 to depreciated investments.

--------------------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $47,000 was payable at August 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager had been required to bear any expenses through February 28, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund is required to reimburse the

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND
--------------------------------------------------------------------------------


     manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $9,000 of unaccrued 1998-1999 fees were repaid during the six months ended August 31, 1999, and $16,000 remains subject to reimbursement.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $78,000 for the six months ended August 31, 1999, of which $14,000 was payable at period-end.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road


Boston Area
386 Washington Street
Wellesley


Colorado Springs
4410 Arrows West Drive


Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills


Tampa
4200 West Cypress Street
10th  Floor


Washington, D.C.
900 17th Street N.W.
Farragut Square


[LOGO APPEARS HERE]

  T. Rowe Price Investment Services, Inc., Distributor.       F47-051 8/31/99